CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Financial Statements" and "Independent Auditors" in the Statement of Additional Information in this Registration Statement (Form N-1A No. 33-23966), and to the incorporation by reference of our report dated February 9, 1996 on the financial statements and financial highlights of the Park Avenue Portfolio.


                                                     /s/ Ernst & Young LLP
                                                     --------------------------
                                                     ERNST & YOUNG LLP

New York, New York
February 28, 1996